                                                                   EXHIBIT 10.1



                               PURCHASE AGREEMENT




                            ------------------------


                             R&B FALCON CORPORATION

                                  $300,000,000

                          300,000 UNITS CONSISTING OF

                               300,000 SHARES OF
              13 7/8% SENIOR CUMULATIVE REDEEMABLE PREFERRED STOCK
                                      AND
             WARRANTS TO PURCHASE 10,500,000 SHARES OF COMMON STOCK


                                 APRIL 15, 1999

                            ------------------------


                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                                  $300,000,000
                          300,000 UNITS CONSISTING OF

     300,000 SHARES OF 13-7/8% SENIOR CUMULATIVE REDEEMABLE PREFERRED STOCK

           AND WARRANTS TO PURCHASE 10,500,000 SHARES OF COMMON STOCK

                             R&B FALCON CORPORATION


                               PURCHASE AGREEMENT


                                                                 April 15, 1999


DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
AS INITIAL PURCHASER
277 PARK AVENUE
NEW YORK, NEW YORK 10172

Dear Sirs:

              R&B Falcon Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "INITIAL PURCHASER"), 300,000 shares, or an aggregate of $300,000,000 in liquidation preference, of its 13-7/8% Senior Cumulative Redeemable Preferred Stock, liquidation preference $1,000 per share and par value $0.01 per share (the "RESTRICTED PREFERRED STOCK"), and warrants (the "WARRANTS") to purchase 10,500,000 shares of the Company's common stock, par value $0.01 per share (the "WARRANT SHARES"), to be offered in 300,000 units, each consisting of one share of Restricted Preferred Stock, and one warrant, each entitling the holder thereof to purchase 35 shares of the Company's common stock (the "UNITS"), subject to the terms and conditions set forth herein. The Restricted Preferred Stock is to be issued pursuant to the provisions of a Certificate of Designation forming part of the Company's Certificate of Incorporation (the "CERTIFICATE OF DESIGNATION") to be filed with the Secretary of State of the State of Delaware on or before the Closing Date (as defined below). The Warrants are to be issued pursuant to the provisions of a Warrant Agreement (the "WARRANT AGREEMENT") to be dated as of the Closing Date. The Units are to be issued pursuant to a Unit Agreement (the "UNIT AGREEMENT") to be dated as of the Closing Date. The Restricted Preferred Stock and the New Preferred Stock (as defined below), issuable in exchange therefor, are collectively referred to herein as the "PREFERRED STOCK." The Preferred Stock may be exchanged, at the option of the Company, for subordinated debentures of the Company with the terms set forth in the Offering Memorandum (the "EXCHANGE DEBENTURES"). The Units, the Preferred Stock, the Exchange Debentures and the Warrants are collectively referred to herein as the "SECURITIES." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

              1. OFFERING MEMORANDUM. The Securities will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared an offering memorandum, dated April 15, 1999 (the "OFFERING MEMORANDUM"), relating to the Securities.

              Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Certificate of Designation, the Restricted Preferred Stock or the Exchange Debentures (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"));

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE [TRANSFER AGENT] [TRUSTEE] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE [TRANSFER AGENT] [TRUSTEE]) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Warrant Agreement, the Warrants and the Warrant Shares (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:


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

         "THESE WARRANTS (OR THEIR PREDECESSORS) AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREIN HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST
HEREIN, THE HOLDER:

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR
         (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A), (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THESE WARRANTS OR WARRANT SHARES EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THESE SECURITIES (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

                  2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the aggregate principal amount of Units at a purchase price equal to 96.50% of the aggregate offering price thereof (the "PURCHASE PRICE").


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

                  3. TERMS OF OFFERING. The Initial Purchaser has advised, and represents and warrants to, the Company that the Initial Purchaser will make offers and sales (the "EXEMPT RESALES") of the Securities purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" (as defined in Rule 144A promulgated under the Act) ("QIBs") (QIBs being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchaser will offer the Securities to Eligible Purchasers initially at a price set forth on the cover page of the Offering Memorandum.

                  Holders (including subsequent transferees) of the Restricted Preferred Stock and Warrants will have the registration rights set forth in either the Preferred Stock registration rights agreement (the "PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT") or the Warrant registration rights agreement (the "WARRANT REGISTRATION RIGHTS AGREEMENT"), each to be dated the Closing Date, in substantially the forms of Exhibit A and Exhibit B hereto, for so long as such Restricted Preferred Stock, Exchange Debentures and/or Warrants constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Preferred Stock Registration Rights Agreement or the Warrant Registration Rights Agreement, as applicable). Pursuant to the Preferred Stock Registration Rights Agreement, the Company will agree to file (i) with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein (A) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to a new series of the Company's Preferred Stock of like amounts having identical terms (the "NEW PREFERRED STOCK") to be offered in exchange for the Restricted Preferred Stock, or if the Preferred Stock has been exchanged for Exchange Debentures, subordinated debentures having identical terms (the "NEW EXCHANGE DEBENTURES") (such offer to exchange being referred to as the "EXCHANGE OFFER") and/or (B) a shelf registration statement pursuant to Rule 415 under the Act (the "PREFERRED STOCK SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Restricted Preferred Stock or Exchange Debentures, as applicable, and (ii) to use its reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Preferred Stock Registration Rights Agreement and to consummate the Exchange Offer. Pursuant to the Warrant Registration Rights Agreement, the Company will agree to file (i) with the Commission under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the Act (the "WARRANT SHELF REGISTRATION STATEMENT") relating to the resale by certain holders of the Warrants or the Warrant Shares and (ii) to use its reasonable best efforts to cause such Warrant Shelf Registration Statement to be declared and remain effective and usable for the periods specified in the Warrant Registration Rights Agreement. This Agreement, the Certificate of Designation forming part of the Company's Certificate of Incorporation, the Indenture relating to the Exchange Debentures, the Warrant Agreement, the Units, the Unit Agreement, the Restricted Preferred Stock, Exchange Debentures, the Warrants, the Preferred Stock Registration Rights Agreement and the Warrant Registration Rights Agreement are referred to herein as the "OPERATIVE DOCUMENTS."


                  4. DELIVERY AND PAYMENT.

                     (a) Delivery of, and payment of the Purchase Price for, the Securities shall be made at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., in Houston, Texas, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on April 22, 1999 or at such other time or date as shall be agreed upon by the Initial Purchaser and the Company in writing. The time and date of such delivery and the payment for the Securities are herein called the "CLOSING DATE."

                     (b) The Securities shall each be represented by definitive global certificates and shall be issued in such authorized denominations and in such names as the Initial Purchaser shall request no later than two business days prior to the Closing Date. The Company shall deliver the Securities, with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Initial Purchaser through the facilities of The Depository Trust Company ("DTC"). The certificates representing the Units, the Restricted Preferred Stock and the Warrants shall be made available for inspection not later than 9:30 a.m., New York City time, on the business day prior to the Closing Date at the office of DTC or its designated custodian (the "DESIGNATED OFFICE").

                  5. AGREEMENTS OF THE COMPANY. The Company hereby agrees with the Initial Purchaser as follows:

                     (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                     (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with their representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

                     (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Securities are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request based on the opinion of its counsel, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                     (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible

Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

                  (e) Prior to the sale of all Securities pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Securities for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) So long as the Preferred Stock, Exchange Debentures or Warrants are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Securities such financial reports of the Company and its subsidiaries as are required to be made available pursuant to the Certificate of Designation (or, if the Preferred Stock has been exchanged for Exchange Debentures, the Indenture), the Warrant Agreement and the federal securities laws of the United States and (ii) to mail or make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such record holders to the extent so required, such quarterly financial reports of the Company and its subsidiaries as may be specified therein or required by such laws.

                  (g) So long as the Preferred Stock, Exchange Debentures or Warrants are outstanding, to furnish upon request to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company as the Initial Purchaser may reasonably request.

                  (h) So long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                  (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Securities to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Offering

Memorandum and all amendments and supplements to the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Securities, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Securities, (vi) all expenses and listing fees in connection with the application for quotation of the Securities in The PORTAL Market ("PORTAL") of The Nasdaq Stock Market, Inc. ("Nasdaq"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture relating to the underlying Exchange Debentures, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Preferred Stock Registration Rights Agreement or the Warrant Registration Rights Agreement, and (x) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                  (j) To use its best efforts, with the cooperation of the Initial Purchaser, to effect the inclusion of the Securities on PORTAL and to maintain the listing of the Securities on PORTAL for so long as any Securities are outstanding. (k) To use its best efforts to maintain the listing of the Company's common stock on the New York Stock Exchange for a period of three years after the date of this Agreement.

                  (l) To obtain, with the cooperation of the Initial Purchaser, the approval of DTC for "book-entry" transfer of the Securities, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities for "book-entry" transfer.

                  (m) Except as described or incorporated by reference in the Offering Memorandum, during the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any securities of the Company or any warrants, rights or options to purchase or otherwise acquire securities of the Company substantially similar to the Securities (other than (i) the Exchange Debentures, (ii) commercial paper issued in the ordinary course of business
(iii) outstanding employee stock options or options issuable under existing employee benefit plans and (iv) acquisitions of stock or assets for consideration of not more than an aggregate of 1,000,000 shares of common stock of the Company), without the prior written consent of the Initial Purchaser.

                  (n) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Securities to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Securities under the Act.

                  (o) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Securities.


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

                  (p) To comply with all of its agreements set forth in the Warrant Agreement, the Unit Agreement, the Preferred Stock Registration Rights Agreement, the Warrant Registration Rights Agreement and, to the extent the Company exchanges the Preferred Stock for the Exchange Debentures, the Indenture.

                  (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

               6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.
As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchaser that:

                  (a) The Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (b) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or limited liability company power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), as the case may be. Each of the subsidiaries of the Company listed on Schedule B hereto (the "SUBSIDIARIES"), which Subsidiaries in the aggregate directly own substantially all of the assets held by the Company and all of its subsidiaries on a consolidated basis and which constitute all of the Company's "significant subsidiaries" (as such term is defined in Regulation S-X under the Act), has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or limited liability company power and authority to carry on its business and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (c) All outstanding shares of capital stock of the Company and its subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights and after giving effect to the offering contemplated hereby the Preferred Stock, when issued and delivered to the Initial Purchaser against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Preferred Stock will not be subject to any preemptive or similar rights.

                  (d) There are no authorized or outstanding subscriptions, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible or exchangeable into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than (1) those described or incorporated by reference in the Offering Memorandum (2) outstanding employee stock options or options issuable under existing employee benefit plans, (3) contingent or executory purchase price payments or adjustments in connection with stock or asset acquisitions, and (4) the right of Nisho Iwai to acquire an equity interest in the subsidiary that owns the Iolair.

                  (e) There are no agreements, understandings or arrangements among the Company or any other person regarding the ownership or disposition of capital stock of the Company or any of its subsidiaries for election of directors except (1) as described in the Certificate of Designation and the Offering Memorandum or incorporated by reference in the Offering Memorandum,
(2) employee stock options or options issuable under existing employee benefit plans, (3) contingent or executory purchase price payments or adjustments in connection with stock or asset acquisitions, and (4) the right of Nisho Iwai to acquire an equity interest in the subsidiary that owns the Iolair.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company.

                  (g) The form of the Indenture has been duly authorized by the Company and, on the Exchange Date, the Indenture will have been validly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally (the "ENFORCEABILITY EXCEPTIONS") and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform as to form in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (h) On the Closing Date, the Certificate of Designation relating to the Restricted Preferred Stock, the New Preferred Stock and any additional shares of Preferred Stock issued as dividends in accordance with the terms of the Certificate of Designation (the "DIVIDEND SHARES") will have been duly authorized by the Company. On the Closing Date, the Certificate of Designation will have been duly filed with the Secretary of State of the State of Delaware, and the Amended and Restated Certificate of Incorporation of the Company, including the Certificate of Designation forming part thereof, will set forth the rights, preferences and priorities of the Preferred Stock and the Dividend Shares.

                  (i) The Unit Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (x) the Enforceability Exceptions and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (j) The Warrant Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms subject to (x) the Enforceability Exceptions and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (k) The Units have been duly authorized and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. On the Closing Date, the Units will conform as to legal matters to the description thereof contained in the Offering Memorandum.

                  (l) The Restricted Preferred Stock has been duly authorized and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. On the Closing Date, the Restricted Preferred Stock will conform as to legal matters to the description thereof contained in the Offering Memorandum.

                  (m) The Dividend Shares have been duly authorized and, if and when issued and delivered by the Company in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. The Company will have reserved for issuance, and duly authorized the issuance of, the maximum number of Dividend Shares issuable pursuant to the terms of the Certificate of Designation.

                  (n) On the Closing Date, the New Preferred Stock will have been duly authorized by the Company and upon its issuance in accordance with the terms of the Preferred Stock Registration Rights Agreement, the New Preferred Stock will be validly issued fully paid and non-assessable and free of any preemptive or similar rights.

                  (o) The Warrants have been duly authorized by the Company and, when issued and delivered by the Company against payment therefor in accordance with the terms of the Warrant Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights.

                  (p) The Warrant Shares will have been duly authorized by the Company. Upon the exercise of the Warrants and payment of the exercise price pursuant to the terms thereof (including payment by cashless exercise), the Warrant Shares will be validly issued and will be fully paid, non-assessable and free of any preemptive or similar rights.

                  (q) Prior to any exchange of the Preferred Stock for Exchange Debentures, the Exchange Debentures will have been duly authorized by the Company. If and when the Exchange Debentures are issued, executed and authenticated in accordance with the terms of the Indenture and the Certificate of Designation, the Exchange Debentures will be entitled to the benefits of the Indenture and will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as to
(i) the Enforceability Exceptions and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (r) Each of the Preferred Stock Registration Rights Agreement and the Warrant Registration Rights Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Preferred Stock Registration Rights Agreement and the Warrant Registration Rights Agreement have been duly executed and delivered, each of the Preferred Stock Registration Rights Agreement and the Warrant Registration Rights Agreement will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms except as to (i) the Enforceability Exceptions and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Preferred Stock Registration Rights Agreement and the Warrant Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (s) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries, or their respective property, is bound.

                  (t) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries, or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a lien under, any agreement or instrument to which the Company or its subsidiaries is a party or by which the their respective property is bound (other than liens granted under or contemplated by the Operative Documents), or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or result in any other impairment of the rights of the holder of any such Authorization.

                  (u) There are no legal or governmental proceedings pending or, to the knowledge of the Company or any of its subsidiaries, threatened, to which the Company or its subsidiaries are a party or to which any of their respective property is subject, which, if determined adversely against the Company or its subsidiaries, would, singly or in the aggregate, have a Material Adverse Effect.

                  (v) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (w) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries are obligated for costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (x) Each of the Company and the Company's subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and the Company's subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such burden or failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (y) The accountants, Arthur Andersen LLP and Ernst & Young LLP, that have, as of the Closing, certified the financial statements and supporting schedules of the Company or, one or more of the Company's subsidiaries, are independent public accountants with respect to the Company and its subsidiaries, as required by the Act and the Exchange Act. The summary and selected historical consolidated financial data of the Company and the historical financial statements, together with related schedules and notes, in the Offering Memorandum or incorporated by reference complied as to form in all material respects with the requirements applicable to (i) registration statements under the Act or (ii) with respect to financial information incorporated therein by reference, reports required to be filed under the Exchange Act.

                  (z) The historical financial statements, together with related schedules and notes incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (aa) The pro forma financial statements incorporated by reference in the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, as adjusted to reflect the previously discontinued oil and gas exploration and production operations as continuing operations for accounting purposes only, and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in a registration statement under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

                  (bb) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (cc) Except as disclosed in the Offering Memorandum and required under the terms of the 1998 Senior Notes, the 1999 Secured Notes and the 1999 Senior Notes, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company (other than demand registration rights for not more than an aggregate amount of 1,000,000 shares of the Company's common stock granted in connection with acquisitions by the Company of stock or assets) or to require the Company to include such securities with the Securities registered pursuant to any Registration Statement.

                  (dd) Neither the Company or its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                  (ee) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company, except in the case of (i) and (ii) as publicly announced by such nationally recognized statistical rating organization.

                  (ff) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or, to the Company's or its subsidiaries' knowledge, any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any adverse change or, to the Company's or its subsidiaries' knowledge, any development involving a prospective adverse change in the capital stock or in the long-term debt of the Company or its subsidiaries and (iii) neither the Company nor its subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (gg) The Offering Memorandum, as of its date, contains or incorporates by reference all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (hh) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (ii) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or any of its respective representatives (other than the Initial Purchaser, as to whom the Company makes no representation) in connection with the offer and sale of the Securities contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as any of the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (jj) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (kk) None of the Company nor any of its affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Securities.

                  (ll) No registration under the Act of the Securities is required for the sale of the Securities to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in
Section 7 hereof.

                  (mm) Each certificate signed by any officer of the Company or its subsidiaries and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

                  (nn) The Company and its subsidiaries have good and marketable title to all real property and to all personal property owned by them which is material to the business of the Company in each case free and clear of all liens, except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Except as otherwise described in the Offering Memorandum or incorporated therein by reference, the Company and its subsidiaries do not own any real property or buildings with such exceptions, and any real property and buildings held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases that do not have such exceptions, unless in any case such exceptions are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries.

               The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

               7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, the Company:

                  (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Securities.

                  (b) Such Initial Purchaser (A) is not acquiring the Securities with a view to any distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Securities only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of the Securities pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, the Initial Purchaser will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Securities only to, and will solicit offers to buy the Securities only from Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and that agree that (x) the Securities purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Securities, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in a transaction meeting the requirements of Rule 144 under the Act, (IV) to an Accredited Institution that, prior to such transfer, furnishes the trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Securities and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Securities or an interest therein is transferred a notice substantially to the effect of the foregoing.

                  (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Securities.

                  The Initial Purchaser acknowledges that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

               8. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), any Rule 144A Information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and its respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Offering Memorandum.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Securities, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, on the one hand, and the Initial Purchaser, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and its subsidiaries contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any adverse change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company and (iii) the Company shall not have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

                  (c) The Initial Purchaser shall have received on the Closing Date a certificate dated the Closing Date, signed by the Chief Executive Officer and the Principal Financial Officer of the Company, confirming the matters set forth in Sections 6(ff), 9(a) and 9(b) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

                  (d) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Gardere Wynne Sewell & Riggs, L.L.P., counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated or
                  formed, is validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                           (ii) the Units to be issued and sold by the Company
                  hereunder have been duly authorized, and when issued and delivered to the Initial Purchaser against payment therefor as provided in this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Restricted Preferred Stock is free of any preemptive or similar rights;

                           (iii) the Preferred Stock to be issued and sold by
                  the Company hereunder has been duly authorized, and when issued and delivered to the Initial Purchaser against payment therefor as provided in this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Preferred Stock is free of any preemptive or similar rights;

                           (iv) the Dividend Shares, to be issued as dividends
                  on the Preferred Stock, have been duly authorized, and when issued and delivered to the holders of the Preferred Stock as provided in the Certificate of Designation after the due and proper declaration of such dividends by the Board of Directors, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Dividend Shares would be free of any preemptive or similar rights;

                           (v) the Warrants to be issued and sold by the
                  Company hereunder have been duly authorized, and when issued and delivered to the Initial Purchaser against payment therefor as provided in this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Warrants is free of any preemptive or similar rights;

                           (vi) the Warrant Shares to be issued upon exercise
                  of the Warrants have been duly authorized, and when issued and delivered to holders against payment therefor as provided in the Warrant Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Warrant Shares will be free of any preemptive or similar rights;

                           (vii) the Certificate of Designation has been duly
                  authorized, executed and filed with the Secretary of State of the State of Delaware and the Amended and Restated Certificate of Incorporation of the Company, including the Certificate of Designation forming part thereof, sets forth the rights, preferences and priorities of the Preferred Stock and the Dividend Shares;

                           (viii) the Warrant Agreement has been duly
                  authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as to
                  (x) the Enforceability Exceptions and (y) the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (ix) the Unit Agreement has been duly authorized,
                  executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as to (x) the Enforceability Exceptions and (y) the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (x) the form of Indenture has been duly authorized,
                  and when the Indenture has been executed and delivered by the Company after due and proper authorization by the Board of Directors of the exchange of the Preferred Stock for the Exchange Debentures in accordance with the terms of the Certificate of Designation, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as to (x) the Enforceability Exceptions and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (xi) the form of Exchange Debenture has been duly
                  authorized and, when the Exchange Debentures have been executed and authenticated in accordance with the provisions of the Certificate of Designation and the Indenture after due and proper authorization by the Board of Directors of the exchange of the Preferred Stock for the Exchange Debentures and delivered to holders of the Preferred Stock in accordance with the terms of the Certificate of Designation and the Indenture, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as to (x) the Enforceability Exceptions and

                  (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (xii) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (xiii) each of the Preferred Stock Registration
                  Rights Agreement and the Warrant Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as to (x) the Enforceability Exceptions,
                  (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) the enforceability of the indemnification provisions thereof may be limited by federal and state securities laws;

                           (xiv) the New Preferred Stock and related Dividend
                  Shares have been duly authorized;

                           (xv) the statements under the captions "Risk
                  Factors," "Description of Securities," "Description of Certain Indebtedness," "Description of Capital Stock," "Certain Federal Income Tax Consequences to the U.S. Holders," "Plan of Distribution" and "Notice to Investors" in the Offering Memorandum, insofar as such statements constitute a summary of legal matters, fairly present in all material respects such legal matters;

                           (xvi) the execution, delivery and performance of
                  this Agreement, the Warrant Agreement, the Unit Agreement, the Preferred Stock Registration Rights Agreement and the Warrant Registration Rights Agreement, and, upon due and proper authorization by the Board of Directors of the exchange of the Preferred Stock for the Exchange Debentures in accordance with the terms of the Certificate of Designation, the Indenture and the Exchange Debentures and compliance with the terms and provisions thereof by the Company, and the issuance and sale of the Securities and compliance with the Certificate of Designation will not (i) violate its charter or bylaws, (ii) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the United States or the States of Texas or New York (except such as may be required under the securities or Blue Sky laws of the various states), (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under the indentures executed, or senior notes issued, by the Company in connection with the 1998 Senior Note and the 1999 Senior Note offerings and by the Company and RBF Finance Co. in connection with the 1999 Secured Note offering or, to such counsel's actual knowledge, any other indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or the Significant Subsidiaries is a party or by which the Company or the Significant Subsidiaries or their respective property is bound, which conflict, breach or default is likely to have, either individually or in the aggregate, a Material Adverse Effect, or (iv) violate or conflict with any applicable law or any rule or regulation, or to such counsel's actual knowledge, any judgment, order or decree, in each case of any court or any governmental body or agency of the United States or the States of Texas or New York having jurisdiction over the Company or the Significant Subsidiaries or their respective property;

                           (xvii) the Company is not and, after giving effect
                  to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Issuer Act of 1940, as amended;

                           (xviii) the Indenture complies as to form in all
                  material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                           (xix) no registration under the Act of the
                  Securities is required for the sale of the Securities to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming that (i) the Initial Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in
                  Section 7 of this Agreement and (iii) the accuracy of the representations of the Company set forth in Sections 5(h) and 6(bb), (dd) and (hh) of this Agreement; and

                           (xx) such counsel has participated in conferences
                  with officers and other representatives of the Company, representatives of the Company's accountants, the Initial Purchaser's representatives and counsel for the Initial Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Offering Memorandum on the date thereof or on the date hereof (other than the financial statements and notes thereto and the other financial information, including the information referred to under the caption "Experts" as to which such counsel does not comment) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The opinion of Gardere Wynne Sewell & Riggs, L.L.P. described in
Section 9(d) above shall be rendered to you at the request of the Company and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(d)(xx), Gardere Wynne Sewell & Riggs, L.L.P. may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                  (e) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Leighton E. Moss, Senior Vice President and Co-Counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                           (ii) the Company is duly qualified and is in good
                  standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (iii) R&B Falcon Holdings, Inc. ("HOLDINGS") has
                  been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (iv) R&B Falcon Drilling (International & Deepwater)
                  ("DEEPWATER") Inc. has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (v) Cliffs Drilling Company ("CLIFFS") has been duly
                  incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (vi) R&B Falcon Drilling USA, Inc. ("DRILLING USA")
                  has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (vii) R&B Falcon Drilling Co. ("DRILLING CO.") has
                  been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (viii) R&B Falcon Exploration Co. ("EXPLORATION")
                  has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (ix) Double Eagle Marine, Inc. ("DEM") has been duly
                  incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (x) all the outstanding shares of capital stock of
                  the Company, Deepwater, Holdings, Cliffs, Drilling USA, Drilling Co., Exploration and DEM have been duly authorized and validly issued and are fully paid, non-assessable and, to such counsel's knowledge, are not subject to any preemptive or similar rights;

                           (xi) to such counsel's actual knowledge, there are
                  no authorized or outstanding subscriptions, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible or exchangeable into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Offering Memorandum and this Agreement.

                           (x) the Company has the corporate power and
                  authority to perform its obligations under the Operative Documents;

                           (xi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (xii) each of the Preferred Stock Registration
                  Rights Agreement and the Warrant Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

                           (xiii) to such counsel's knowledge, (a) none of the
                  Company or Holdings, Deepwater, Cliffs, Drilling USA, Drilling Co., Exploration or DEM (the "SIGNIFICANT SUBSIDIARIES") is in violation of its respective charter or bylaws and, (b) neither the Company nor the Significant Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Significant Subsidiaries, taken as a whole, to which the Company or the Significant Subsidiaries is a party or by which the Company or the Significant Subsidiaries or their respective property is bound, which default could reasonably be expected to result in a Material Adverse Effect;

                           (xiv) the execution, delivery and performance of
                  this Agreement, the Warrant Agreement, the Unit Agreement, the Preferred Stock Registration Rights Agreement and the Warrant Registration Rights Agreement, and, upon due and proper authorization by the Board of Directors of the exchange of the Preferred Stock for the Exchange Debentures in accordance with the terms of the Certificate of Designation, the Indenture and the Exchange Debentures and compliance with the terms and provisions thereof by the Company and the issuance and sale of the Securities and compliance with the Certificate of Designation will not (i) violate its charter or bylaws, (ii) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the United States or the States of Texas or New York (except such as may be required under the securities or Blue Sky laws of the various states), (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under the indenture executed, or senior notes issued, by the Company in connection with debt offerings by the Company in connection with the 1998 Senior Note and the 1999 Senior Note offerings and by the Company and RBF Finance Co. in connection with the 1999 Secured Note offering or, to such counsel's actual knowledge, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or the Significant Subsidiaries is a party or by which the Company or the Significant Subsidiaries or their respective property is bound, which conflict, breach or default is likely to have, either individually or in the aggregate, a Material Adverse Effect, or (iv) violate or conflict with any applicable law or any rule or regulation, or to such counsel's actual knowledge, any judgment, order or decree, in each case of any court or any governmental body or agency having jurisdiction over the Company or the Significant Subsidiaries or their respective property.

                           (xv) such counsel has no knowledge of any legal or
                  governmental proceedings pending or threatened to which the Company or the Significant Subsidiaries is or could be a party or to which any of their respective property is or could be subject, which could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect.

                           (xvi) to such counsel's knowledge, each of the
                  Company and the Significant Subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To such counsel's knowledge, (a) each such Authorization is valid and in full force and effect and each the Company and the Significant Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and (b) no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and (c) such Authorizations contain no restrictions that are burdensome to the Company or the Significant Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

                           (xvii) to such counsel's knowledge, neither the
                  Company nor its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act of the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                           (xviii) after such counsel's review of the sections
                  of the Offering Memorandum under the headings "Offering Memorandum Summary," "Risk Factors," "Use of Proceeds," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Description of Securities--Description of Preferred Stock," "Description of Certain Indebtedness" and Part I of the Company's Form 10-K for the year ended December 31, 1998 (the "DESIGNATED SECTIONS"), to such counsel's knowledge, except as disclosed in the Designated Sections, there are no contracts, agreements or understandings (other than the Registration Rights Agreement) between the Company and any person granting such person the right to require such Company to include such securities with the Securities registered pursuant to any Registration Statement; and

                           (xix) such counsel has participated in conferences
                  with officers and other representatives of the Company, representatives of the Company's accountants, the Initial Purchaser's representatives and counsel for the Initial Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and do not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, no facts have come to the attention of such counsel that lead such counsel to believe (a) that the Designated Sections contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or (b) that the Offering Memorandum on the date thereof or on the date hereof contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

                  (g) The Initial Purchaser shall have received, at the Closing Date, a letter dated the Closing Date, as the case may be, in the form attached hereto as Annex I, from Ernst & Young LLP, independent public accountants.

                  (h) The Initial Purchaser shall have received, at the Closing Date, a letter dated the Closing Date, in the form attached hereto as Annex II, from Arthur Andersen LLP, independent public accountants.

                  (i) The Securities shall have been approved by Nasdaq for trading and duly listed on PORTAL.

                  (j) The Initial Purchaser shall have received a certified copy of the Indenture which shall have been delivered by the Company to the Transfer Agent.

                  (k) The Company shall have executed the Preferred Stock Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company.

                  (l) The Company shall have executed the Warrant Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Unit Agent.

                  (m) The Company shall have executed the Unit Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Warrant Agent.

                  (n) The Company shall have executed the Warrant Agreement and the Initial

Purchaser shall have received an original copy thereof, duly executed by the Company.

                  (o) The Company shall have executed and filed the Certificate of Designation with the Secretary of State of the State of Delaware and the Initial Purchaser shall have received a certified copy thereof.

                  (p) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

              10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

              This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

              11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to R&B Falcon Corporation, 901 Threadneedle, Houston, TX 77079 (telephone number:
281-496-5000) and (ii) if to the Initial Purchaser, Donaldson, Lufkin &
Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

              The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and its subsidiaries and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

              If for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the Initial Purchaser and their officers, directors and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

              Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors and officers of the Company and its respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from the Initial Purchaser merely because of such purchase.

              This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof.

              This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

              Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchaser.

                                  Very truly yours,

                                  R&B FALCON CORPORATION


                                  By: /s/ ROBERT F. FULTON
                                      -------------------------------------
                                      Name:  Robert F. Fulton
                                      Title: EVP


                                  DONALDSON, LUFKIN & JENRETTE
                                  SECURITIES CORPORATION



                                  By: /s/ TREVOR TURBIDY
                                      -------------------------------------
                                      Name: Trevor Turbidy
                                      Title: Vice President

                                   SCHEDULE B
                            SIGNIFICANT SUBSIDIARIES


R&B Falcon Holdings Inc.
R&B Falcon Drilling (International & Deepwater) Inc.
Cliffs Drilling Company
R&B Falcon Drilling USA, Inc.
R&B Falcon Drilling Co.
R&B Falcon Exploration Co.
Double Eagle Marine, Inc.
Arcade Drilling AS

                                   EXHIBIT A

             FORM OF PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT B

                 FORM OF WARRANT REGISTRATION RIGHTS AGREEMENT